SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K-A

CURRENT REPORT

(AMENDMENT NUMBER 1)

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    September 17, 2009

Wound Management Technologies, Inc.
(Exact name of Company as specified in its charter)

Texas	0-11808	59-221994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Main Street, Suite 3100, Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: 817-820-7080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits

BioPharma Management Technologies, Inc.
Audited Financial Statements

Report of Independent Registered Public Accounting Firm	1

Balance Sheet as of December 31, 2008	2

Statement of Operations for the period ended December 31, 2008	3

Statement of Stockholders’ Equity for the period ended December 31, 2008	4

Statement of Cash Flows for the period ended December 31, 2008	5

Notes to Financial Statements	6 - 8

BioPharma Management Technologies, Inc.
Proforma Condensed Combined Financial Statements – (Unaudited)

Introduction to Proforma Condensed Combined Financial Statements	9

Proforma Condensed Combined Balance Sheet as of June 30, 2009	10

Proforma Condensed Combined Statement of Operations as of June 30, 2009	11

Proforma Condensed Combined Statement of Operations as of December 31, 2008	12

Notes to Proforma Condensed Combined Financial Statements	13

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wound Management Technologies, Inc.
Date: February 26, 2010
/s/Scott A. Haire
Scott A. Haire, Chairman of the Board,
Chief Executive Officer
And President (Principal Financial
Officer)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors

BioPharma Management Technologies, Inc.

Fort Worth, Texas

We have audited the accompanying balance sheet of BioPharma Management Technologies, Inc. as of December 31, 2008 and the related statements of operations, stockholders' equity and cash flows for the period ended December 31, 2008. BioPharma Management Technologies, Inc.’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BioPharma Management Technologies, Inc. as of December 31, 2008 and the results of its operations and its cash flows for the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming BioPharma Management Technologies, Inc. will continue as a going concern. As discussed in Note 3 to the financial statements, BioPharma Management Technologies, Inc. was only recently formed, has incurred losses since its inception and has not yet established profitable operations. These factors raise substantial doubt about the ability of the Company to continue as a going concern. Management’s plans in regards to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

PRITCHETT, SILER & HARDY, P.C.

Salt Lake City, Utah
February 26, 2010

BIOPHARMA MANAGEMENT TECHNOLOGIES, INC.

BALANCE SHEET AS OF

DECEMBER 31, 2008

ASSETS	December 31, 2008

CURRENT ASSETS:
Cash	$100

TOTAL ASSETS	$100

LIABILITIES AND STOCKHOLDERS' EQUITY

TOTAL LIABILITIES	$--

STOCKHOLDERS' EQUITY
Preferred stock: $0.01 par value; 1,000,000
shares authorized; 0 shares issued and
outstanding as of December 31, 2008	--

Common stock: $.001 par value; 9,000,000
shares authorized; 100 shares issued and
outstanding as of December 31, 2008	1
Additional paid-in capital	99
Retained earnings	--
Total stockholders' equity	100
TOTAL LIABILITIES AND STOCKHOLDERS'
EQUITY	$100

The accompanying notes are an integral part of these audited financial statements.

BIOPHARMA MANAGEMENT TECHNOLOGIES, INC.

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED DECEMBER 31, 2008

2008
Revenues	$--

Cost of revenues	--

Gross margin	--

Selling, general and administrative	--

Gain (loss) from operations	--

Other income (expense)
Interest income, net	--
Total other income (expense)	--

Loss before provision for income taxes	--
Current tax expense	--
Deferred tax expense	--
Income (loss) from continuing operations	--

Net income (loss)	$--

Basic and diluted earnings per share of common stock:	$--

Weighted average number of common shares outstanding	100

The accompanying notes are an integral part of these audited financial statements.

BIOPHARMA MANAGEMENT TECHNOLOGIES, INC.

STATEMENT OF STOCKHOLDERS' EQUITY

FOR THE PERIOD ENDED DECEMBER 31, 2008

Description	Common Stock
	Shares	Amount	Paid In	Retained	Total
			Capital	Deficit	Equity
Balance, December 9, 2008	--	$--	$--	$--	$--
(Inception)
Issuance of common stock	100	1	99	--	100

Net Income (Loss)	--	--	--	--	--

Balance, December 31, 2008	100	$1	$99	$--	$100

The accompanying notes are an integral part of these audited financial statements.

BIOPHARMA MANAGEMENT TECHNOLOGIES, INC.

STATEMENT OF CASH FLOWS

FOR THE PERIOD ENDED DECEMBER 31, 2008

December 31, 2008
Cash flows from operating activities
Net income (loss) from continuing operations	$--

Net cash flows used in operating activities	--

Cash flows from investing activities	--

Net cash flows used in investing activities	--

Cash flows from financing activities

Proceeds from sale of stock	100
Net cash flows provided by financing activities	100

Increase (decrease) in cash	100

Cash and cash equivalents, beginning of period	--
Cash and cash equivalents, end of period	$100

The accompanying notes are an integral part of these audited financial statements.

BIOPHARMA MANAGEMENT TECHNOLOGIES, INC.

NOTE 1- Nature of Operations

BioPharma Management Technologies, Inc. (“BioPharma”), a Texas corporation, was formed on December 9, 2008 for the purpose of creating a business venture with A&Z Pharmaceutical, LLC (“A&Z”). As of December 31, 2008, this transaction had not yet taken place and there were no operations for BioPharma during 2008.

NOTE 2 – Summary of Significant Accounting Policies

Basis of Presentation – The terms “BioPharma,” “we,” “us” and “the Company” are used in this report to refer to BioPharma Management Technology, Inc. The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles.

Cash and cash equivalents – The Company considers all highly liquid debt investments purchased with a maturity of three months or less to be cash equivalents.

Loss per share -- The Company computes loss per share in accordance with Accounting Standards Codification “ASC” Topic No. 260, “Earnings per Share,” which requires the Company to present basic and dilutive loss per share when the effect is dilutive.

Accounting Estimates – The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimated by management.

Recently Enacted Accounting Standards – In June 2009 the FASB established the Accounting Standards Codification (“Codification” or “ASC”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”). Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) issued under authority of federal securities laws are also sources of GAAP for SEC registrants. Existing GAAP was not intended to be changed as a result of the Codification, and accordingly the change did not impact our financial statements. The ASC does change the way the guidance is organized and presented.

NOTE 3 – Going Concern

The Company was only recently formed, currently has no ongoing operations and has only incurred losses since inception to the present. These conditions raise substantial doubt about the ability of the Company to continue as a going concern. In this regard, management is proposing to raise any necessary additional funds through loans or through additional sales of its common stock. There is no assurance that the Company will be successful in raising additional capital to support the financial needs of the Company or that the Company will ever produce profitable operations. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

NOTE 4 – Income Taxes

The Company accounts for income taxes in accordance with ASC Topic No. 740, “Income Taxes.” This standard requires the Company to provide a net deferred tax asset or liability equal to the expected future tax benefit or expense of temporary reporting differences between book and tax accounting and any available operating loss or tax credit carry forwards.

The Company has no deferred tax asset or liability at December 31, 2008 and there is no operating loss or tax credit carry forwards recorded as of this date or subsequently recognized subsequent to this date. Realization of the future tax benefits related to deferred tax assets is dependent on many factors, including the Company’s ability to generate taxable income within the net operating loss carry forward period. Management has considered these factors in reaching its conclusion as to the valuation allowance for financial reporting purposes.

NOTE 5 – Capital Stock

Preferred Stock – The Company has authorized 1,000,000 shares of preferred stock, $.01 par value, with such rights, preferences, designations and to be issued in such series as determined by the Board of Directors. No shares are issued and outstanding at December 31, 2008.

Common Stock – The Company has authorized 9,000,000 shares of Common Stock, $.001 par value, with such rights, preferences, designations and to be issued in such series as determined by the Board of Directors. At December 31, 2008 there were 100 shares issued and outstanding.

During December 2008, in connection with its organization, the Company issued 100 shares of previously authorized but unissued common stock. Total proceeds from the sale of stock were $100 or $1.00 per share.

NOTE 6 – Loss Per Share

The following data shows the amounts used in the computing loss per share as of December 31, 2008:

Loss from continuing operations available
to common shareholders (numerator)	$0

Weighted average number of common shares outstanding
used in loss per share for the period (denominator)	100

NOTE 7 -- Subsequent Events

On September 1, 2009, BioPharma entered into a joint venture agreement with A&Z Pharmaceutical, LLC under the name Pharma Technology International, LLC (Pharma Tech). The purpose of the joint venture is to license, market, distribute and sell wound care products in the Middle East.

A&Z is a privately held wholesale distributor of pharmaceuticals headquartered in Pittsburgh, PA. Through direct contracts with manufacturers, A&Z provides its customers with top-rated pharmaceuticals and medical products at competitive wholesale prices. Since it inception in 1997, A&Z has been selective in targeting its customers, which include tertiary hospitals, medical institutions, and governmental agencies located in the United States, South America, Europe and the Middle East.

On September 1, 2009 Pharma Tech entered into a distribution agreement with Wound Care Innovations, LLC, (“WCI”), a wholly owned subsidiary of Wound Management Technologies, Inc. WCI holds the exclusive world wide license to certain patented technologies and processes related to an advanced collagen based wound care product formulation which is marketed under the brand name “CellerateRX.”

The distribution agreement requires Pharma Tech to sell a minimum of $500,000 of the CellerateRX product each year of the five year agreement to maintain their exclusive right to sell the product. The agreement covers 20 countries throughout the Middle East and Northern Africa. Pharma Tech placed their first order for the CellerateRX product with WCI in February 2010.

On September 17, 2009 BioPharma entered into a $100,000 Promissory Note to an unrelated party, Commercial Holding AG, LLC. The Promissory Note is unsecured and accrues interest at a rate of 8% per annum until paid in full. The Promissory Note remained unfunded until October 2009 when $100,000 of the proceeds was received. The balance at December 31, 2008 was $-0-.

On September 17, 2009, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), whereby Wound Management Technologies, Inc. (“WMT”) acquired 100% of BioPharma. Pursuant to the terms of the Merger Agreement, 4,500,000 shares of WMT restricted common stock were issued in exchange for all the outstanding common stock of BioPharma.
The Company has evaluated subsequent events from the balance sheet date through February 26, 2010 and determined that there were no additional events to disclose.

WOUND MANAGEMENT TECHNOLOGIES, INC. AND

BIOPHARMA MANAGEMENT TECHNOLOGIES, INC.

PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(UNAUDITED)

The following unaudited proforma condensed combined balance sheet aggregates the balance sheet of Wound Management Technologies, Inc., a Texas corporation, (“the Company”) as of June 30, 2009 and the balance sheet of BioPharma Management Technologies, Inc. (“BioPharma”), a Texas corporation, as of June 30, 2009. The transaction has been accounted for as a business combination with the issuance of common stock of the Company for all the issued and outstanding shares of BioPharma, using the assumptions described in the following notes, giving effect to the transaction as if the transaction had occurred as of the end of the period. The transaction was not completed as of June 30, 2009.

The following unaudited proforma condensed statement of operations combines the results of operations of the Company for the six months ended June 30, 2009 and the results of operations of BioPharma for the six months ended June 30, 2009 as if the transaction had occurred at the beginning of the period for the six months ended June 30, 2009. The unaudited proforma condensed statement of operations reflecting the combined results of both companies at December 31, 2008 has also been included in these unaudited proforma condensed financial statement as if the transaction had occurred at the beginning of the period ended December 31, 2008.

The proforma condensed combined financial statements should be read in conjunction with the separate financial statements and related notes thereto of the Company and BioPharma. These proforma financial statements are not necessarily indicative of the combined financial position, had the acquisition occurred at the end of the periods indicated above, or the combined results of operations, which might have existed for the periods indicated above, or the results of operations, which might be reported in the future.

WOUND MANAGEMENT TECHNOLOGIES, INC. AND

BIOPHARMA MANAGEMENT TECHNOLOGIES, INC.

PROFORMA CONDENSED COMBINED BALANCE SHEET AS OF

June 30, 2009 (UNAUDITED)

	Wound Management	BioPharma			Proforma
ASSETS	Technologies, Inc. and	Management			Increase	Proforma
	Subsidiary	Technologies, Inc.			(Decrease)	Combined
CURRENT ASSETS:
Cash	$2,317	$23		$		$2,340
Accounts receivable, less doubtful accounts	18,364	--				18,364
Prepaid asset	82,596	--				82,596
Inventory, less reserve for obsolescence	63,799	--				63,799
Total current assets	167,076	23				167,099

Property and equipment, net	6,083	--				6,083
Intangible assets--marketing contracts	--	--	[B]		4,187,515	4,187,515
Other assets	12,020	--				12,020

TOTAL ASSETS	$185,179	$23			$4,187,515	$4,372,717

LIABILITIES AND STOCKHOLDERS' EQUITY
(DEFICIENCY)
CURRENT LIABILITIES:
Accounts payable	$186,818	$--		$		$186,818
Accrued liabilities	431,276	--				431,276
Accrued interest-related parties	10,809	--				10,809
Note payable -related parties	620,070	--				620,070
Total current liabilities	1,248,973	--				1,248,973

TOTAL LIABILITIES	1,248,973	--				1,248,973

STOCKHOLDERS' EQUITY (DEFICIENCY):
Preferred stock	--	--				--
			[A]		(1)
Common stock	27,937	1	[B]		4,500	32,437
			[A]		1
Additional paid-in capital	14,795,496	99	[B]		4,183,015	18,978,611
Stock subscription receivable	(292,074)	--				(292,074)
Treasury stock	(12,039)	--				(12,039)
Accumulated deficit	(15,583,114)	(77)				(15,583,191)
Total stockholders' equity (deficiency)	(1,063,794)	23			4,187,515	3,123,744
TOTAL LIABILITIES AND STOCKHOLDERS'	$185,179	$23			$4,187,515	$4,372,717
EQUITY (DEFICIENCY)

See Notes to Unaudited Proforma Condensed Combined Financial Statements

WOUND MANAGEMENT TECHNOLOGIES, INC. AND

BIOPHARMA MANAGEMENT TECHNOLOGIES, INC.

PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

June 30, 2009 (UNAUDITED)

	Wound Management	BioPharma		Proforma
	Technologies, Inc. and	Management		Increase	Proforma
	Subsidiary	Technologies, Inc.		(Decrease)	Combined

Revenues	$127,812	$--	$		$127,812

Cost of revenues	413,753	--			413,753

Gross margin	(285,941)	--			(285,941)

Selling, general and administrative	408,630	77			408,707
Depreciation	3,972				3,972
Loss from operations	(698,543)	(77)			(698,620)

Other income (expense)
Interest expense	(111,993)	--			(111,993)
Total other income (expense)	(111,993)	--			(111,993)

Loss before provision for income taxes	(810,536)	(77)			(810,613)
Current tax expense	--	--			--
Deferred tax expense	--	--			--
Loss from continuing operations	(810,536)	(77)			(810,613)

Net income (loss)	$(810,536)	$(77)	$		$(810,613)

Basic and diluted loss per share of common stock (Note 4):					$(0.02)

See Notes to Unaudited Proforma Condensed Combined Financial Statements

WOUND MANAGEMENT TECHNOLOGIES, INC. AND

BIOPHARMA MANAGEMENT TECHNOLOGIES, INC.

PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

December 31, 2008 (UNAUDITED)

	Wound Management	BioPharma		Proforma
	Technologies, Inc. and	Management		Increase	Proforma
	Subsidiary	Technologies, Inc.		(Decrease)	Combined

Revenues	$290,183	$--	$		$290,183

Cost of revenues	417,099	--			417,099

Gross margin	(126,916)	--			(126,916)

Selling, general and administrative	(1,631,832)	--			(1,631,832)

Loss from operations	(1,758,748)	--			(1,758,748)

Other income (expense)
Interest expense	(14,448)	--			(14,448)
Total other income (expense)	(14,448)	--			(14,448)

Loss before provision for income taxes	(1,773,196)	--			(1,773,196)
Current tax expense	--	--			--
Deferred tax expense	--	--			--
Loss from continuing operations	(1,773,196)	--			(1,773,196)

Net income (loss)	$(1,773,196)	$--	$		$(1,773,196)

Basic and diluted loss per share of common stock (Note 4):					$(0.07)

See Notes to Unaudited Proforma Condensed Combined Financial Statements

WOUND MANAGEMENT TECHNOLOGIES, INC. AND

BIOPHARMA MANAGEMENT TECHNOLOGIES, INC.

NOTES TO
PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(UNAUDITED)

Note 1 – Wound Management Technologies, Inc.

Wound Management Technologies, Inc. (“WMT”), a Texas Corporation, distributes collagen-based wound care products to healthcare providers through its 100% owned subsidiary, Wound Care Innovations, LLC.

Note 2 – BioPharma Management Technologies, Inc.

BioPharma Management Technologies, Inc. (“BioPharma”), a Texas corporation, was formed on December 9, 2008 for the purpose of creating a business venture with A&Z Pharmaceutical, LLC (“A&Z”), a privately held wholesale distributor of pharmaceuticals through direct contact with manufacturers.

On September 1, 2009, BioPharma entered into a joint venture agreement with A&Z Pharmaceutical, LLC under the name Pharma Technology International, LLC (Pharma Tech). The purpose of the joint venture is to license, market, distribute and sell wound care products in the Middle East.

Note 3 – Business Combination and Proforma Adjustments

On September 17, 2009 WMT entered into an Agreement and Plan of Merger (“the Agreement”), whereby Wound Management Technologies, Inc. (“WMT”) acquired 100% of BioPharma. Based on the terms of the Agreement, 4,500,000 shares of WMT restricted common stock were issued in exchange for the equity interests in BioPharma.
Proforma adjustments on the attached financial statements include the following:
[A] To record the elimination of the BioPharma stock recorded as of the acquisition date (June 30, 2009 for the purpose of this proforma presentation)
[B] To record the issuance of 4,500,000 shares of WMT common stock

Note 4 – Proforma Loss per Share

The proforma loss per share is computed based on the number of shares outstanding, after adjustment for shares issued in the acquisition, as though all of the shares issued in the acquisition had been outstanding from the beginning of the period presented.